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                                                                    Exhibit 10.3

[LOGO] Ashurst Morris Crisp

       Assignment

       AVENUE A (UK) LIMITED

       and

       JOHN FAIRFAX UK LIMITED

of leases of premises known as Lower Ground and Ground Floors, 1 and 5 Bath Street, London EC1


                                        WE HEREBY CERTIFY THIS TO BE
25 January 2002                         A TRUE COPY OF THE ORIGINAL

                                        /s/ Taylor Voynson Garrett
                                        ------------------------------
                                        Taylor Voynson Garrett
                                        50 Victoria Embankment
                                        Blackfriars
                                        London EC4Y 0DK
                                                    7/02/2002

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                           PARTICULARS

DATE                                 25 JANUARY                        2002

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ASSIGNOR                   :   AVENUE A (UK) LIMITED whose registered office is
                               at Garratts Third Floor 180 Strand London WC2R
                               2NN

ASSIGNEE                   :   JOHN FAIRFAX UK LIMITED whose registered office
                               is at 95 Fetter Lane London EC4A 1BH
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LEASE                      :   leases of the Premises made on 15 August 2000
                               between (1) Ability Developments Limited and (2)
                               Avenue A (UK) Limited
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PREMISES                   :   The land and the buildings known as Lower
                               Ground and Ground Floors 1 and 5 Bath Street
                               London EC1 and being more particularly described in the Lease
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THIS ASSIGNMENT is made on the date and between the parties specified in the
Particulars


NOW THIS DEED WITNESSES AS FOLLOWS:

 1.    DEFINITIONS AND INTERPRETATION


 1.1   Definitions

       In this assignment the following words and expressions have the following meanings:

       1.1.1 "Assignor" means the party described as the Assignor in the Particulars


       1.1.2 "Assignee" means the party described as the Assignee in the Particulars


       1.1.3 "Assignment" means this deed of assignment and "assignment" means the execution of any further deed of assignment or transfer of the Lease and "assign" shall be construed accordingly

       1.1.4 "Landlord" means the person in whom the reversion immediately expectant on the determination of the Lease is for the time being vested


       1.1.5 "Lease" means the leases of the Premises referred to in the Particulars and includes all or any deeds and documents made pursuant to or supplemental to the Lease whether or not expressed to be so

       1.1.6 "Particulars" means the immediately preceding section of this Assignment headed "Particulars"


       1.1.7 "Premises" means the premises demised by the Lease and described as the Premises in the Particulars and includes any and every part of the Premises


       1.1.8 "Term of the Lease" means the term of years created by the Lease and includes any period of holding over or extension or continuation of that term of years whether by statute or at common law,

 1.2   Interpretation

       1.2.1    The Particulars form part of this Assignment

                                        -l-

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           1.2.2    The definitions contained in the Particulars have the
                    meanings appearing alongside them for the purposes of this Assignment and


           1.2.3 At any time when the Assignor or the Assignee comprises two or more parties such expressions shall include all or either of any such parties and obligations expressed or implied to be made by or with any of them shall be deemed to be made by or with such parties jointly and severally


  2.       ASSIGNMENT

  2.1 In consideration of the covenants by the Assignee set out in clause 3 below the Assignor assigns to the Assignee the Premises for the residue of the Term of the Lease subject throughout the residue of the Term of the Lease to the payment of the rent(s) reserved by the Lease and the performance and observance of the covenants agreements and conditions contained in the Lease and to be observed and performed by the tenant

  2.2 This Assignment is made with full title guarantee but the Assignor shall not be liable under any of the covenants set out in section 4 of the Law of Property (Miscellaneous Provisions) Act 1994 ("the Act") for the consequences of any breach of the tenant's covenants in the Lease relating to the repair and decoration of the Premises and Section 2(l)(b) of the Act shall apply as if the words "will at the cost of the person to whom the disposition is made" were substituted for the words "will at its own cost" and for the purposes of Section 6(2)(a) of the Act all matters now recorded in the registers open to public inspection are to be considered within the actual knowledge of the Assignee

  3.       ASSIGNEE'S COVENANTS

           The Assignee covenants with the Assignor that at all times after the date of this Assignment and until the Lease is assigned by the Assignee or if such assignment is an excluded assignment within the meaning of section 11(1) of the Landlord and Tenants (Covenants) Act 1995 until the next subsequent assignment which is not an excluded assignment:

  3.1 pay the rent(s) reserved by the Lease and (by way of indemnity only) perform and observe the covenants agreements and conditions contained in the Lease and to be observed and performed by the tenant and

                                       -2-

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 3.2   Indemnify and keep the Assignor indemnified against all proceedings costs claims demands and expenses whatsoever arising as a result of any breach of the covenant set out clause 3.1 above

 4.    VALUE ADDED TAX

       If notwithstanding that no consideration is in this assignment expressed be given by the Assignee to the Assignor any supply made pursuant to this assignment is for the purposes of Value Added Tax made or deemed to be made for consideration the Assignee shall not be liable to pay to the Assignor any Value Added Tax chargeable in respect of that supply

 IN WITNESS whereof this deed has been executed on the date first above written

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Signed as a deed by JOHN FAIRFAX UK LIMITED           )
acting by a director and its secretary/two directors: )




                                          Director /s/ Michael Lein
                                                   -----------------------------
                                Secretary/Director /s/ Gail Handley
                                                   -----------------------------